PLEDGE AGREEMENT


                    THIS PLEDGE AGREEMENT, dated as of May 23, 1997, is made by JEFFREY I. FRIEDMAN (the "Pledgor") to ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation (the "Pledgee").

                                W I T N E S S E T H :

                    WHEREAS, the Pledgor has executed and delivered to the Pledgee on the date hereof a promissory note of the Pledgor in the original principal amount of $1,671,000 (the "Note"); and

                    WHEREAS, as a condition precedent to the acceptance of the Note by the Pledgee, and in order to induce the Pledgee to make the loan evidenced by the Note, the Pledgor must make the pledge contemplated by this Agreement;

                    NOW, THEREFORE, the Pledgor hereby agrees as follows:

                    SECTION 1. Pledge. The Pledgor hereby pledges and assigns to the Pledgee, and grants to the Pledgee a security interest in, the following (the "Pledged Collateral"):

                    (a) 150,000 common shares, without par value, of the Pledgee (the "Pledged Shares") and the certificate(s) representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                    (b) all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described above).

                    SECTION 2. Security for Obligations. This Agreement secures (a) the payment of any and all obligations of the Pledgor, now or hereafter existing under the Note, whether for principal, interest, fees, expenses or otherwise, and (b) the performance and observance of all obligations of the Pledgor now or hereafter existing under this Agreement, including, without limitation those obligations set forth in Section 14 (all such obligations of the Pledgor being the "Obligations").

                    SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
          Section 6(a). In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

                    SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

                    (a) the Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrances, except for the security interest created by this Agreement and except for encumbrances created by securities laws;

                    (b) the pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Shares, securing the payment of the Obligations; and

                    (c) no consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

                    SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                    SECTION 6. Voting Rights; Dividends; Etc. (a) So long as no Event of Default (as defined in Section 12 hereof) shall have occurred and be continuing:

                    (i) the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; and

                    (ii) notwithstanding Section 1(b), the Pledgor shall be
               entitled to receive and retain any and all dividends paid with respect to the Pledged Collateral.

                    (b) Upon the occurrence and during the continuance of an Event of Default:

                    (i) all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to
               Section 6(a)(i) and to receive the dividends which he would otherwise be authorized to receive and retain pursuant to
               Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends; and

                   (ii) all dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement) to be held and applied pursuant to this Agreement.

                    SECTION 7. Transfers and Other Liens. The Pledgor agrees that he will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement and except for encumbrances created by securities laws.

                    SECTION 8. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 14.

                    SECTION 9. Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Pledged Collateral, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral.

                    SECTION 10. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time and in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                    SECTION 11. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for
          (i) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have any knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                    SECTION 12.  Events of Default; Remedies upon Default.

                    (a) The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

                         (i)  the occurrence of any event described in
               Section 3 of the Note that results in the Note becoming immediately due and payable; or

                         (ii) any representation or warranty made by the
               Pledgor in this Agreement shall prove to have been false or incorrect in any material respect when made; or

                        (iii) the Pledgor shall fail to perform or observe
               in any material respect any term, covenant or agreement contained in this Agreement on his part to be performed or observed, and such failure shall remain unremedied for fifteen (15) days after written notice thereof shall have been given to the Pledgor; or

                         (iv) the validity or enforceability of this
               Agreement or the Note shall be contested by the Pledgor, or the Pledgor shall deny that he has any or further liability or obligation under this Agreement or the Note.

                    (b) If any Event of Default shall have occurred and be continuing:

                         (i) the Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Ohio at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; and

                         (ii) any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Pledgee pursuant to Section 14) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee, in its sole discretion, shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                    SECTION 13. Registration Rights. If the Pledgee shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 12, the Pledgor agrees that, upon request of the Pledgee, the Pledgor will, at its own expense:

                    (a) execute and deliver, and cause the Pledgee and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                    (b) use his best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Pledgee;

                    (c) cause the Pledgee to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

                    (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

          The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Pledgee by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Pledgee shall demand compliance with this Section.

                    SECTION 14. Expenses. The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. These aforementioned expenses shall be paid only in an Event of Default.

                    SECTION 15. Security Interest Absolute. All rights of the Pledgee and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                    (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

                   (ii) any taking, exchange, release or non-perfection of any other collateral for all or any of the Obligations;

                  (iii) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations; or

                   (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

                    SECTION 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    SECTION 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered as follows: if to the Pledgee, at 5025 Swetland Court, Richmond Heights, Ohio 44143-1467, and if to the Pledgor, at 5025 Swetland Court, Richmond Heights, Ohio 44143-1467, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answer back or delivered to the cable company, respectively.

                    SECTION 18. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (ii) be binding upon the Pledgor, his heirs, executors, administrators, legal and personal representatives and assigns, and (iii) inure to the benefit of, and be enforceable by, the Pledgee and its assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer all or any portion of its rights and obligations under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. Upon the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall be then held and not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                    SECTION 19. Release of Shares From Pledge and Security Interest. Upon payment to Pledgee of all principal and interest due to it under the Note, the Pledged Shares pledged hereunder shall be released and discharged from the pledge, and the security interest therein shall be released by the Pledgee.

                    SECTION 20. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to conflict of laws principals. Unless otherwise defined herein, terms defined in
          Article 9 of the Code are used herein as therein defined. Pronouns used herein and terms such as "himself", "herself" "itself" and should be read to refer to the masculine, feminine and neuter genders as the context indicates.

                    IN WITNESS WHEREOF, the Pledgor has executed and delivered this Agreement as of the date first above written.


                                        THE PLEDGOR:


                                        /s/ Jeffrey I. Friedman
                                        -----------------------
                                        Jeffrey I. Friedman


                                        THE PLEDGEE:


                                        ASSOCIATED ESTATES REALTY
                                           CORPORATION, an Ohio corporation


                                        By: /s/ Martin A. Fishman
                                        -------------------------
                                        Name: Martin A. Fishman
                                        Its: Vice-President


          JCM3614:35295:97001:SKH-04C.PLG
                 jcm 6/5/97